INVESTAR
BRILLIANT BANKING

NASDAQ: ISTR

Financial Information

3rd Quarter 2021

Disclosures and Disclaimers

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect current views of Investar Holding Corporation (the "Company") with respect to, among other things, future events and financial performance. The Company generally identifies forward-looking statements by terminology such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "could," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates," or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company and its subsidiaries or on the Company's current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company that the future plans, estimates or expectations by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to the Company's operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if the Company's underlying assumptions prove to be incorrect, the Company's actual results may vary materially from those indicated in these statements. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. These factors include, but are not limited to, the following, any one or more of which could materially affect the outcome of future events:

- the ongoing impacts of the COVID-19 pandemic;
- business and economic conditions generally and in the financial services industry in particular, whether nationally, regionally or in the markets in which the Company operates;
- increased cyber and payment fraud risk;
- our ability to achieve organic loan and deposit growth, and the composition of that growth;
- our ability to consummate acquisition transactions in accordance with their terms;
- our ability to integrate and achieve anticipated cost savings and other projected benefits from acquisitions;
- changes (or the lack of changes) in interest rates, yield curves and interest rate spread relationships that affect our loan and deposit pricing;
- the extent of continuing client demand for the high level of personalized service that is a key element of our banking approach as well as our ability to execute its strategy generally;
- the dependence on our management team, and our ability to attract and retain qualified personnel;
- changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers;
- inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates;
- the concentration of our business within the Company's geographic areas of operation in Louisiana, Texas and Alabama; and
- concentration of credit exposure.

These factors should not be construed as exhaustive. Additional information on these and other risk factors can be found in Item 1A. "Risk Factors" and Item 7. "Special Note Regarding Forward-Looking Statements" in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, filed with the Securities and Exchange Commission ("SEC") and in the "Risk Factors" section of subsequent reports filed with the SEC.

Our Company

Investar Holding Corp. is the Bank Holding Company for Investar Bank

- Headquartered in Baton Rouge, LA
- Founded in 2006
- Full service, commercially-oriented community bank
- 34 branches and 1 loan production office across Alabama, Louisiana and Texas
- Initial public offering and Nasdaq listing in 2014
- Completed 7 whole bank acquisitions and 1 branch transaction
- 32 consecutive quarters of dividends paid; 6 consecutive years of dividend growth

Mission

Investar is a dynamic full service community bank focused on relationships that create value and opportunities for our customers, employees, shareholders and the community served



Financial Overview – 3rd Quarter 2021

Tangible Book Value[2]

- Decreased by $1.25 during the 3rd quarter to $18.57 per share
- Reduction primarily attributed to $21.6 million impairment related to a borrower that suffered an interruption to business operations due to Hurricane Ida; as a result of the impact to the business, collateral supporting the loan relationship experienced a significant reduction in value
- Repurchased 109,548 shares in the 3rd quarter at an average price of $22.27; 205,692 shares remain authorized under the current stock repurchase plan

Profitability

- Diluted earnings per share of ($0.95) for the 3rd quarter of 2021 compared to $0.55 in the 2nd quarter of 2021 and $0.43 in the 3rd quarter of 2020
- Recorded quarterly net income of ($10.0) million in the 3rd quarter compared to $5.7 million in the 2nd quarter of 2021 and $4.4 million in the 3rd quarter of 2020
- Pre-tax, pre-provision net income[2] of $9.1 million in the 3rd quarter of 2021 compared to $7.3 million in the 2nd quarter of 2021 and $8.1 million in the 3rd quarter of 2020

Deposits

- Cost of interest-bearing deposits decreased by 8 basis points to 0.43% compared to the 2nd quarter of 2021 and decreased by 54 basis points year-over-year
- Noninterest-bearing deposits increased by $15.3 million during the 3rd quarter to $597.5 million, representing 25.9% of total deposits
- Time deposits decreased to 21.0% of total deposits at September 30, 2021 compared to 32.2% as of September 30, 2020

3rd Quarter Results

Balance Sheet *(in thousands)*	
Assets	$2,696,048
Net Loans	$1,860,391
Deposits	$2,303,641
Equity	$236,324
Holding Company Capital	
TCE / TA[2]	7.24%
Leverage Ratio[1]	7.60%
Common Equity Tier 1 Ratio[1]	9.25%
Tier 1 Ratio[1]	9.71%
Total Risk Weighted Ratio[1]	12.82%
Profitability *(3rd quarter)*	
Net Interest Margin	3.44%
ROAA	(1.47%)
ROAE	(15.56%)
Net Income	($9,984)
Pre-Tax, Pre-Provision Income[2]	$9,081
Per Share Information	
Tangible Book Value[2]	$18.57
Earnings (Diluted)	($0.95)
Dividends	$0.08

[1] *Estimated*

[2] *Non-GAAP financial measure; please see appendix for additional details*

Leadership Team



John J. D'Angelo, President & Chief Executive Officer

- Founding President and Chief Executive Officer
- Prior to founding Investar, Mr. D'Angelo was president and director of Aegis Lending Corporation, a mortgage lending company with operations in 46 states and the District of Columbia
- Previously, Mr. D'Angelo held various senior positions at Hibernia National Bank (the predecessor to Capital One Bank, N.A.), focusing on the East Baton Rouge Parish, Louisiana market
- New Orleans native: graduate of Louisiana State University



Christopher L. Hufft, Chief Financial Officer

- Joined the Bank in February 2014 as Chief Accounting Officer and assumed the role of Chief Financial Officer in October 2015
- Prior to joining the Bank, Mr. Hufft served for 9 years as the Vice President of Accounting at Amedisys, Inc., a publicly-traded home health and hospice company
- Mr. Hufft, a licensed certified public accountant, also spent seven years in public accounting, serving both public and privately-held clients in banking, healthcare, and manufacturing sectors
- B.S. Accounting – Louisiana State University

Corporate Culture

VALUES

Integrity
Neighborly
Visionary
Empowerment
Star Service
Team Focused
Accountable
Responsive

MISSION

INVESTAR IS
a dynamic full service community bank focused on relationships that create value and opportunities for our customers, employees, shareholders and the community served

Creating Shareholder Value



Tangible Book Value Per Share1
TBV per Share1 ($)
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$14.62
$15.42
$16.06
$17.13
$18.79
$19.89
$18.57
2015
2016
2017
2018
2019
2020
2021Q3

[1] Non-GAAP financial measure; please see appendix for additional details

Recent Earnings Performance

Net Income ($000)



$4,467
$4,540
$5,360
$5,688
$(9,984)
2020Q3
2020Q4
2021Q1
2021Q2
2021Q3

Earnings Per Share (Diluted)



$0.41
$0.42
$0.51
$0.53
$(0.95)
2020Q3
2020Q4
2021Q1
2021Q2
2021Q3

ROAA (%)



0.77
0.78
0.91
0.86
(1.47)
2020Q3
2020Q4
2021Q1
2021Q2
2021Q3

Net Interest Margin (%)



3.48
3.57
3.59
3.48
3.44
2020Q3
2020Q4
2021Q1
2021Q2
2021Q3

Continued Execution of Acquisition Strategy

Investar Has Completed 7 Whole Bank Acquisitions and 1 Branch Transaction


2011
South LA
Business Bank (LA)
2013
First Community
Bank (LA)
2017
Citizens
Bancshares (LA)
2017
BOJ Bancshares (LA)
2019
Mainland Bank (TX)
2019
Bank of York (AL)
2020
PlainsCapital Bank
Branches (TX)
2021
Cheaha Financial
Group (AL)
Total Assets:
$2.7 Billion

Loan Portfolio – 3rd Quarter Update

- Loan yield of 4.79%
- Total Paycheck Protection Program loans of $41.9 million
- Excluding PPP loans, Oil & Gas loans made up 2.4% of the total loan portfolio as of the most recent quarter
- Food Services, Hospitality and Entertainment loans represented 2.8% of the total loan portfolio as of the most recent quarter, excluding PPP loans



Farm
1.1%
Multifamily
3.1%
Owner-Occupied Commercial Real Estate
23.0%
Nonowner-Occupied Commercial Real Estate
23.2%
1-4 Family Residential
19.3%
Construction & Development
11.4%
Commercial & Industrial
17.8%
Consumer & Other
1.0%

As of September 30, 2021

Investar Holding Corporation ($000s)	Loan Portfolio Detail							
	12/31/2019	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021
Construction & Development	$197,797	$191,597	$199,419	$206,751	206,011	190,816	213,070	215,247
1-4 Family Residential	321,489	328,730	326,102	339,364	339,525	341,266	375,690	362,249
Multifamily	60,617	61,709	60,617	57,734	60,724	60,844	60,309	58,972
Farm	27,780	29,373	28,845	26,005	26,547	24,145	22,263	21,376
Owner-Occupied Commercial Real Estate	352,324	370,209	371,783	379,490	375,421	399,393	438,590	432,898
Nonowner-Occupied Commercial Real Estate	378,736	406,145	411,776	404,748	436,974	430,487	445,125	435,575
Commercial & Industrial	323,786	313,850	390,085	392,955	394,497	380,534	370,203	335,008
Consumer & Other	29,446	28,181	25,344	22,633	20,619	18,485	22,570	19,333
Total Loans	**$1,691,975**	**$1,729,794**	**$1,813,971**	**$1,829,880**	**$1,860,318**	**$1,845,970**	**$1,947,820**	**$1,880,658**

Loan Loss Reserve Detail


Loan Loss Reserves / Gross Loans (%)
0.63
0.67
0.63
1.09
1.09
2017Y
2018Y
2019Y
2020Y
2021Q3

	For the Year Ended				For the Quarter Ended
(Dollars in Thousands)	12/31/2017	12/31/2018	12/31/2019	12/31/2020	9/30/2021
Loan Loss Reserve ($000)					
Loan Loss Reserve - Beginning	$7,051	$7,891	$9,454	$10,700	$20,445
Charge-offs & Adj.	764	1,185	800	1,754	21,664
Recoveries	65	178	137	257	73
Provision	1,540	2,570	1,908	11,160	21,713
Loan Loss Reserve - Ending	$7,891	$9,454	$10,700	$20,363	$20,567

Asset Quality Trends

Nonperforming Assets ($000s)


12,452
14,490
16,389
22,889
33,600
2020Q3
2020Q4
2021Q1
2021Q2
2021Q3

NPAs / Assets (%)


0.54
0.62
0.68
0.84
1.25
2020Q3
2020Q4
2021Q1
2021Q2
2021Q3

Net Charge-offs / Avg. Loans (%)


0.01
0.06
0.02
0.00
1.12
2020Q3
2020Q4
2021Q1
2021Q2
2021Q3

Reserves / NPLs (%)


153.8
147.3
137.3
97.8
62.4
2020Q3
2020Q4
2021Q1
2021Q2
2021Q3

Deposit Transformation

Deposit Mix at September 30, 2020



Interest-bearing Demand 21.9%
Money Market 9.8%
Savings 7.6%
Noninterest-bearing Demand 24.6%
Time 32.2%

One Year Transformation

Deposit Mix at September 30, 2021



Interest-bearing Demand 28.6%
Brokered 5.4%
Money Market 11.5%
Savings 7.6%
Noninterest-bearing Demand 25.9%
Time 21.0%

Deposit Composition - Quarterly Lookback

(dollars in thousands)	2019Q4	2020Q1	2020Q2	2020Q3	2020Q4	2021Q1	2021Q2	2021Q3
Noninterest-bearing Demand	$351,905	$339,379	$469,095	$452,070	$448,230	$515,487	$582,109	$597,452
Interest-bearing Demand	335,478	378,787	437,821	473,819	496,745	564,128	630,829	658,743
Brokered Deposits	--	--	--	--	80,017	80,015	100,117	125,016
Money Market	198,999	197,703	183,371	179,133	186,307	200,744	243,058	264,846
Savings	115,324	118,193	129,157	139,153	141,134	154,131	174,385	174,953
Time	706,000	694,764	670,144	590,274	535,391	495,375	529,668	482,631
Total Deposits	**$1,707,706**	**$1,728,826**	**$1,889,588**	**$1,834,449**	**$1,887,824**	**$2,009,880**	**$2,260,166**	**$2,303,641**
Total Deposit Interest Rate[1]	**1.27%**	**1.17%**	**0.92%**	**0.74%**	**0.57%**	**0.48%**	**0.38%**	**0.32%**

[1] *Non-GAAP financial measure; please see appendix for additional details*

APPENDIX

Non-GAAP Reconciliation

(Dollars in thousands, except per share data)	As of December 31, 2015	2016	2017	2018	2019	2020	As of September 30, 2021
Tangible Common Equity:							
Total Stockholders' Equity	$ 109,350	$ 112,757	$ 172,729	$ 182,262	$ 241,976	$ 243,284	$ 236,324
Adjustments:							
Goodwill	(2,684)	(2,684)	(17,086)	(17,424)	(26,132)	(28,082)	(40,088)
Other Intangibles	(491)	(550)	(2,840)	(2,363)	(4,903)	(4,150)	(4,195)
Tangible Common Equity	$ 106,175	$ 109,523	$ 152,803	$ 162,475	$ 210,941	$ 211,052	$ 192,041
Common Shares Outstanding	7,264,282	7,101,851	9,514,926	9,484,219	11,228,775	10,608,829	10,343,416
Book Value Per Common Share	$ 15.05	$ 15.88	$ 18.15	$ 19.22	$ 21.55	$ 22.93	$ 22.85
Tangible Book Value Per Common Share	$ 14.62	$ 15.42	$ 16.06	$ 17.13	$ 18.79	$ 19.89	$ 18.57
Tangible Assets:							
Total Assets	$ 1,031,555	$ 1,158,960	$ 1,622,734	$ 1,786,469	$ 2,148,916	$ 2,321,181	$ 2,696,048
Adjustments:							
Goodwill	(2,684)	(2,684)	(17,086)	(17,424)	(26,132)	(28,082)	(40,088)
Other Intangibles	(491)	(550)	(2,840)	(2,363)	(4,903)	(4,150)	(4,195)
Tangible Assets	$ 1,028,380	$ 1,155,726	$ 1,602,808	$ 1,766,682	$ 2,117,881	$ 2,288,949	$ 2,651,765
Total Stockholders' Equity to Total Assets Ratio	10.60%	9.73%	10.64%	10.20%	11.26%	10.48%	8.77%
Tangible Common Equity to Tangible Assets Ratio	10.32%	9.48%	9.53%	9.20%	9.96%	9.22%	7.24%

Non-GAAP Reconciliation

(Dollars in thousands)	For the Three Months Ended						
	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021	9/30/2021
Net Income	$ 608	$ 4,274	$ 4,467	$ 4,540	$ 5,360	$ 5,688	$ (9,984)
Less: Provision Expense	(3,760)	(2,500)	(2,500)	(2,400)	(400)	(114)	(21,713)
Less: Tax Expense	(149)	(1,016)	(1,089)	(1,196)	(1,430)	(1,485)	2,648
Pre-Tax, Pre-Provision Net Income	**$ 4,517**	**$ 7,790**	**$ 8,056**	**$ 8,136**	**$ 7,190**	**$ 7,287**	**$ 9,081**

Non-GAAP Reconciliation

(Dollars in thousands)	For the Three Months Ended							
	12/31/2019	3/31/2020	6/30/2020	9/30/2020	12/31/2020	3/31/2020	6/30/2021	9/30/2021
Interest on Deposits	$5,319	$5,032	$4,190	$3,404	$2,750	$2,302	$2,114	$1,854
Interest-Bearing Deposits	$1,355,801	$1,389,447	$1,420,493	$1,382,379	$1,439,594	$1,494,393	$1,678,057	$1,706,189
Noninterest-Bearing Deposits	$351,905	$339,379	$469,095	$452,070	$448,230	$515,487	$582,109	$597,452
Total Deposits	$1,707,706	$1,728,826	$1,889,588	$1,834,449	$1,887,824	$2,009,880	$2,260,166	$2,303,641
Total Deposit Interest Rate (Annualized)	**1.27%**	**1.18%**	**0.92%**	**0.74%**	**0.57%**	**0.48%**	**0.38%**	**0.32%**